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                                                      NASCOR MORTGAGE LOAN POOL
                                                      20 TO 30 -YEAR FIXED RATE
                                                        RELOCATION MORTGAGES
                                                        NASCOR SERIES 2000-02
                                                       POOL PROFILE (2/7/2000)
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                                                           ------------------------       -------------------------
                                                                     BID                         TOLERANCE

                                                           ------------------------       -------------------------
AGGREGATE PRINCIPAL BALANCE                                           $380,000,000                      (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                                                 1-Mar-00
INTEREST RATE RANGE                                               6.000% - 10.000%
GROSS WAC                                                                    8.12%                    (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                                                25 bps
MASTER SERVICING FEE                                                       1.7 bps
WAM (in months)                                                                357                    (+/- 2 month)

WALTV                                                                          77%                    (maximum 80%)

CALIFORNIA %                                                                   24%                    (maximum 30%)
SINGLE LARGEST ZIP CODE CONCENTRATION                                           2%                    (maximum  5%)

AVERAGE LOAN BALANCE                                                      $350,000               (maximum $380,000)
LARGEST INDIVIDUAL LOAN BALANCE                                         $1,400,000             (maximum $1,500,000)

CASH-OUT REFINANCE %                                                           15%                   (maximum  20%)

PRIMARY RESIDENCE %                                                            95%                    (minimum 92%)

SINGLE-FAMILY DETACHED %                                                       90%                    (minimum 85%)

FULL DOCUMENTATION %                                                           87%                    (minimum 80%)

UNINSURED > 80% LTV %                                                           3%                     (maximum 5%)

TEMPORARY BUYDOWNS                                                              0%                    (maximum  3%)


                                       THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY
                                         THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN
                                                     THE PROSPECTUS SUPPLEMENT.

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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                                      NASCOR MORTGAGE LOAN POOL
                                                      20 TO 30 -YEAR FIXED RATE
                                                        RELOCATION MORTGAGES
                                                        NASCOR SERIES 2000-02
                                                         PRICING INFORMATION
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
RATING AGENCIES                                                  TBD by Norwest

PASS THRU RATE                                                            7.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                      0.75%

PRICING DATE                                                                TBD

FINAL STRUCTURE DUE DATE                                              13-Mar-00                9:00 AM

SETTLEMENT DATE                                                       30-Mar-00

ASSUMED SUB LEVELS                                                          TBD                 4.250%






                                                        Note:  AAA Class will be rated by two rating agencies.
                                                        AA through B Classes will be rated by one rating agency.


NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2000-02. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.

NASCOR CONTACTS                                         Wayne Creadick (301)846-8452
                                                        Lori Maller (301) 846-8185

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